                                                              Exhibit 10.19


                            DEED OF LEASE AGREEMENT


         THIS DEED OF LEASE AGREEMENT (hereinafter referred to as "Lease"), made this 30th day of January 1998, by and between Shaw Road Business Park, L.L.C., a limited liability company organized and existing under the laws of Virginia, (hereinafter referred to as the "Landlord") and, Fuisz Technologies Properties, Inc., a Corporation organized and existing under the laws of Delaware, (hereinafter referred to as the "Tenant").

         WITNESSETH, THAT FOR AND IN CONSIDERATION of the mutual entry into this Lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord all of that real property, situated and lying in Loudoun County, Virginia, which consists of the space (containing 16,909 square feet of floor area) outlined in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Premises") and located in a building (hereinafter referred to as the "Building") at 22960 Shaw Road, Suite B123, Sterling, Virginia, 20166, (the Premises, the remainder of the Building, such tract of land, other buildings thereon, and any other buildings or improvements to be constructed thereon being hereinafter referred to collectively as the "Property").

         SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or in fact.

         UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

SECTION 1.    TERM.

         1.1. LENGTH. This Lease shall be for a term (hereinafter referred to as the "Term") (a) commencing on (1) (herein-after referred to as the "Commencement Date", except that if the date of such commencement is hereafter advanced or postponed by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the "Commencement Date"), and (b) terminating at 12:01 A.M., local time, on (2) (hereinafter referred to as the "Termination Date", except that if the date of such termination is hereafter advanced or postponed pursuant to any provision of this Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the Termination Date).

         1.2.  NEW CONSTRUCTION.





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        (1)      JANUARY 01, 1999

        (2)      DECEMBER 31, 2002


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Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the Premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. After such "Commencement Date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.(3)

         1.3. SURRENDER. The Tenant shall at its expense, at the expiration of the Term or upon any earlier termination of this Lease, (a) promptly surrender to the Landlord possession of the Premises (including any fixtures or other improvements which, under the provisions of Section 5, are owned by the Landlord) in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom the Tenant's signs, goods and effects and any machinery, trade fixtures and equipment used in conducting the Tenant's trade or business and not owned by the Landlord, and (c) repair any damage to the Premises or the Building caused by such removal.

         1.4   HOLDING OVER.

                 1.4.1. If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto,

                          (a) such occupancy shall (unless the parties hereto
otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, by at least thirty (30) days before the end of any calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate;

                          (b) anything contained in the foregoing provisions of
this Section to the contrary notwithstanding, the rental payable for each such monthly period shall equal one-twelfth (1/12) of the Base Rent and the Additional Rent payable under the provisions of subsection 2.2 (calculated in accordance with such provisions of subsection 2.2 as if this Lease had been renewed for a period of twelve (12) full calendar months after such expiration or earlier termination of the Term or such renewal); and

                          (c) such month-to-month tenancy shall be upon the
same terms and subject to the same conditions as those set forth in the provisions of this Lease; provided, that if the Landlord gives the Tenant, by at least thirty (30) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount or payment of Rent) shall, after such month, be modified in any manner specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

                 1.4.2. If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease without obtaining the Landlord's express, written consent thereto, such occupancy shall be on the same terms and subject to the same conditions as those set forth in the provisions of paragraph 1.4.1., except that, anything contained in the provisions of this Lease to the contrary notwithstanding, (a) the rental payable during the period of such occupancy shall equal (4) of the (5) which would be payable during such period





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        (3)      UPON THE COMMENCEMENT DATE, AS SPECIFIED IN SECTION 1.1
                 ABOVE, TENANT WILL SIGN A COMMENCEMENT LETTER SPECIFYING ITS ACCEPTANCE OF THE PREMISES.

        (4)      ONE HUNDRED SEVENTY FIVE PERCENT (175%)

        (5)      BASE RENT, PLUS ALL ADDITIONAL RENT


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
under the provisions of subparagraph 1.4.1.(b), had the Tenant obtained the Landlord's express, written consent to such occupancy, as aforesaid, and (b) nothing in the provisions of paragraph 1.4.1. or any other provision of this Lease shall be deemed in any way to alter or impair the Landlord's right immediately to evict the Tenant or exercise its other rights and remedies under the provisions of this Lease or applicable law on account of the Tenant's occupancy of the Premises without having obtained such consent.

SECTION 2.    RENT

         2.1. AMOUNT. As rent for the Premises (all of which is hereinafter referred to collectively as "Rent"), the Tenant shall pay to the Landlord in advance, without demand, deduction or set off, for the entire Term hereof, all of the following:

                 2.1.1. Base Rent. An annual rent in the amounts specified in Exhibit D.

                 2.1.2. Additional Rent. Additional rent (hereinafter referred to as "Additional Rent") in the amount of any payment referred to as such in any provision of this Lease which accrues while this Lease is in effect.

                 2.1.3. Lease Year. As used in the provisions of this Lease, the term "Lease Year" means (a) the period commencing on the Commencement Date and terminating on the first (1st) anniversary of (6) the Commencement Date, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

         2.2.  ANNUAL OPERATING COSTS.

                 2.2.1.  Taxes.

                          (a)  Tenant agrees to pay before they become
delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter referred to as "Taxes") lawfully levied or assessed against the Building and the grounds, parking areas, driveways and alleys around the Building. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such Taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any Taxes, assessments or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Taxes, assessments and governmental charges. Any sums so paid by Landlord shall be deemed to be Additional Rent owing by Tenant to Landlord and due and payable on demand by Landlord, together with interest thereon at the rate of twelve percent (12%) per annum from the date paid by Landlord to the date of repayment by Tenant.

                          (b)  In the event the Premises constitute a portion
of a multiple occupancy building, in lieu of Tenant paying the Taxes as provided above, Landlord agrees to pay, before they become delinquent, all Taxes lawfully levied or assessed against such Building and the grounds, parking areas, driveways and alleys around the Building, and Tenant agrees to pay to Landlord, as Additional Rent, upon demand, the amount of Tenant's proportionate share of such Taxes paid by Landlord. Tenant's proportionate share means the percentage assigned to the Premises for purposes of allocating Taxes as set forth herein and other Annual Operating Costs as set forth in Subsection 2.2.2 below and represents the approximate and (for purposes of this Lease) hereby agreed upon proportion which the floor area of the Premises bears to the aggregate net rentable space within the Building and the Property shall be twenty nine and 45/100 percent (29.45%) of the Building and eleven and 10/100 percent (11.10%) of the Property.(7)





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        (6)      THE DAY PRECEDING THE

        (7) TENANT SHALL PAY BOTH TAXES AND ANNUAL OPERATING COSTS IN MONTHLY INSTALLMENTS WITH AN ANNUAL RECONCILIATION.


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                 2.2.2.  Maintenance.

                          (a) Maintenance by Tenant.  Tenant shall, at its own
cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, and non-structural, ordinary and extraordinary, including but not limited to, windows, glass and plate glass, doors and office entry(s), walls and finish work, floors and floor covering, roof, foundation, down spouts, gutters, heating and air conditioning systems, electrical systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, snow removal, regular mowing of any grass, trimming, weed removal and general landscape maintenance, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall at its own cost and expense repaint exterior overhead doors canopies, entries, handrails, gutters, and other exposed parts of the Building which reasonably require periodic
repainting to prevent deterioration or to maintain aesthetic standards.   The
cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.

                          (b) Maintenance by Landlord.  In the event the
Premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the non-exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, in multiple occupancy buildings, Landlord shall perform the roof, paving, and landscape maintenance, exterior painting, (8) and common sewage line plumbing which are otherwise Tenant's obligations under Subsection 2.2.2(a) above, and Tenant shall, in lieu of the obligations set forth under Subsection 2.2.2(a) above with respect to such items, be liable for its proportionate share (as defined in Subsection 2.2.1(b) above) of the cost and expense of Building maintenance and the care for the grounds around the Building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, roof maintenance, exterior repainting and common sewage line plumbing; (9) and further provided that if Tenant or any other particular tenant of the Building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage line then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as Additional Rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the Building to Landlord upon demand, as Additional Rent, for the amount of its share of such costs and expenses in the event Landlord elects to perform or cause to be performed such work. Such share shall include a management fee equal to (10) of the Rent for each Lease Year, administrative and accounting costs,.

                          (c) Maintenance Contract.  Tenant shall, at its own
cost and expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the Premises and shall provide Landlord with copies of all service reports. The maintenance contractor and contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises. Each Lease year Landlord will inspect the HVAC system to determine that the





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        (8)      FOUNDATION, DOWN SPOUTS, GUTTERS

        (9)      SNOW REMOVAL

        (10)     FOUR PERCENT (4%)


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aforementioned maintenance is being performed.  If the HVAC system is not being maintained pursuant to this Section Landlord will send notice of such lack of maintenance to Tenant and Tenant shall thereafter have thirty (30) days to perform the necessary maintenance. Failure by Tenant to complete the necessary maintenance in such thirty (30) day period shall be a material Event of Default and Landlord shall have the right to cure such Event of Default pursuant to
Section 13. Should the inspection demonstrate a lack of maintenance of the HVAC system, Tenant shall pay for the cost of such inspection. Thirty days before Tenant vacates the Premises, Landlord will have the HVAC equipment inspected by a qualified HVAC mechanic at Landlord's expense. If in the opinion of the HVAC mechanic, the equipment has not been properly maintained, then Landlord may authorize necessary repairs to be made to the system. Such repairs will be deducted from the Tenant's security deposit. Tenant shall reimburse Landlord for any and all costs associated with such repairs which exceed the amount of any security deposit. The remainder of the security deposit, if any, shall be refunded to Tenant in accordance with the terms of the Lease.

                 2.2.3. Computation. After the end of each calendar year during the Term, the Landlord shall compute the total of the Annual Operating Costs incurred for all of the Property during such calendar year, and shall allocate them to the net rentable space within the Property in proportion to the respective operating costs percentages assigned to such spaces; provided, that anything contained in the foregoing provisions of this subsection 2.2 to the contrary notwithstanding, wherever the Tenant and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Landlord's (11) judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the net rentable space within the Property, in allocating the Annual Operating Costs pursuant to the foregoing provisions of this subsection the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Annual Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the net rentable space within the Property those Annual Operating Costs incurred only with respect to a portion thereof, as aforesaid.

                 2.2.4. Payment as Additional Rent. The Tenant shall, within fifteen (15) days after demand therefor by the Landlord (with respect to each calendar year during the Term), accompanied by a statement setting forth in reasonable detail the Annual Operating Costs for such calendar year, pay to the Landlord as Additional Rent the amount of the Tenant's operating costs percentage of the Annual Operating Costs for such calendar year (as derived and allocated under the provisions of paragraph 2.2.3).

                 2.2.5.   Proration.   If only part of any calendar year falls
within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the Term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such Additional Rent for that portion of such calendar year falling within the Term, which shall be paid on demand, as aforesaid).

                 2.2.6. Landlord's right to estimate. Anything contained in the foregoing provisions of this subsection to the contrary notwithstanding, the Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under such provisions for any calendar year, (b) require the Tenant to pay to the Landlord for each calendar month during such year one twelfth (1/12) of such Additional Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such calendar year the amount initially so estimated for such calendar year, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the (12) Annual Operating Costs, as so estimated. In such event, the Landlord





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        (11)     REASONABLE

        (12)     TAXES AND


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
shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within 120 days after the end of such calendar year, and the Tenant or the Landlord, as the case may be, shall promptly thereafter pay to the other the amount of any deficiency or overpayment therein, as the case may be.(13)

         2.3.  WHEN DUE AND PAYABLE.

                 2.3.1. The Base Rent for any Lease Year shall be due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first (1st) day of each calendar month during such Lease Year; provided, that the first monthly installment of the Base Rent will be due and payable upon lease execution.

                 2.3.2. Any Additional Rent accruing to the Landlord under any provision of this Lease shall, except as is otherwise set forth herein, be due and payable when the installment of the Base Rent next falling due after such Additional Rent accrues and becomes due and payable, unless the Landlord makes written demand upon the Tenant for payment thereof at any earlier time, in which event such Additional Rent shall be due and payable at such time.





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        (13)     AUDIT.  IF TENANT DISPUTES THE AMOUNT OF ANNUAL OPERATING
COSTS BILLED TO TENANT, LANDLORD AND TENANT SHALL ATTEMPT, IN GOOD FAITH, TO RESOLVE THE AMOUNT IN QUESTION. IF NO RESOLUTION IS OBTAINED WITHIN A REASONABLE PERIOD OF TIME, TENANT SHALL, WITHIN NINETY (90) DAYS OF THE
RECEIPT OF THE STATEMENT, HAVE THE RIGHT TO ENGAGE ITS OWN ACCOUNTANTS ("TENANT'S ACCOUNTANTS") TO AUDIT THE LEASE YEAR TO WHICH THE STATEMENT PERTAINS FOR THE PURPOSE OF VERIFYING THE ACCURACY OF THE STATEMENT IN DISPUTE, OR THE REASONABLENESS OF THE ADJUSTMENT OR ESTIMATED INCREASE OR DECREASE.
SUCH AUDIT MUST BE COMPLETED WITHIN THE FOREGOING NINETY (90) DAY PERIOD.
IF TENANT'S ACCOUNTANTS DETERMINE THAT AN ERROR HAS BEEN MADE, LANDLORD AND TENANT'S ACCOUNTANTS SHALL ENDEAVOR TO AGREE UPON THE MATTER. IF THEY CANNOT AGREE WITHIN TWENTY (20) DAYS FROM THE DATE TENANT'S ACCOUNTANTS COMMENCE REVIEWING LANDLORD'S RECORDS, LANDLORD AND TENANT'S ACCOUNTANTS SHALL JOINTLY SELECT AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM (THE "INDEPENDENT ACCOUNTANT") WHICH FIRM SHALL CONCLUSIVELY DETERMINE WHETHER THE ADJUSTMENT
OR ESTIMATED INCREASE OR DECREASE IS REASONABLE, AND IF NOT, WHAT AMOUNT IS REASONABLE. BOTH PARTIES SHALL BE BOUND BY SUCH DETERMINATION. IF TENANT'S ACCOUNTANTS DO NOT PARTICIPATE IN CHOOSING THE INDEPENDENT ACCOUNTANT
WITHIN 20 DAYS OF DELIVERY OF NOTICE BY LANDLORD, THEN LANDLORD'S DETERMINATION OF THE ADJUSTMENT OR ESTIMATED INCREASE OR DECREASE SHALL BE CONCLUSIVELY DETERMINED TO BE REASONABLE AND TENANT SHALL BE BOUND THEREBY.

PAYMENT OF COSTS. ALL COSTS INCURRED BY TENANT IN OBTAINING TENANT'S ACCOUNTANTS AND THE COST OF THE INDEPENDENT ACCOUNTANT SHALL BE PAID BY TENANT UNLESS TENANT'S ACCOUNTANTS DISCLOSE AN ERROR, ACKNOWLEDGED BY LANDLORD (OR FOUND TO HAVE CONCLUSIVELY OCCURRED BY THE INDEPENDENT ACCOUNTANT), OF MORE THAN FIVE PERCENT (5%) IN THE COMPUTATION OF THE TOTAL AMOUNT OF ANNUAL OPERATING COSTS AS SET FORTH IN THE STATEMENT SUBMITTED BY LANDLORD WITH RESPECT TO THE MATTER IN DISPUTE; IN WHICH EVENT LANDLORD SHALL PAY THE REASONABLE COSTS INCURRED BY TENANT IN OBTAINING SUCH AUDIT. IF SUCH ERROR IS FIVE PERCENT (5%) OR LESS, THEN TENANT SHALL ALSO PAY THE COSTS INCURRED BY LANDLORD IN CONNECTION WITH SUCH DISPUTE. NO SUBTENANT SHALL HAVE THE RIGHT TO CONDUCT AN AUDIT AND NO ASSIGNEE SHALL CONDUCT AN AUDIT FOR ANY PERIOD DURING WHICH SUCH ASSIGNEE WAS NOT IN POSSESSION OF THE PREMISES.

CONTINUATION OF PAYMENT PENDING DETERMINATION. TENANT SHALL CONTINUE TO TIMELY PAY LANDLORD THE AMOUNT OF THE PRIOR YEAR'S ADJUSTMENT AND ADJUSTED ANNUAL OPERATING COSTS DETERMINED TO BE INCORRECT AS AFORESAID UNTIL THE PARTIES HAVE OCCURRED AS TO THE APPROPRIATE ADJUSTMENT OR HAVE DEEMED TO
BE BOUND BY THE DETERMINATION OF THE INDEPENDENT ACCOUNTANT IN ACCORDANCE
WITH THE PRECEDING TERMS. LANDLORD'S DELAY IN SUBMITTING ANY STATEMENT CONTEMPLATED HEREIN FOR ANY LEASE YEAR SHALL NOT AFFECT THE PROVISIONS OF
THIS PARAGRAPH, NOR CONSTITUTE A WAIVER OF LANDLORD'S RIGHTS AS SET FORTH HEREIN FOR SAID LEASE YEAR OR ANY SUBSEQUENT LEASE YEARS DURING THE LEASE TERM OR ANY EXTENSIONS THEREOF.



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
                 2.3.3. Each such payment shall be made promptly when due, without any deduction or set off whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, a late charge equaling
(14)

         2.4.   WHERE PAYABLE.   The Tenant shall pay the Rent, in lawful
currency of the United States of America, to the Landlord by delivering or mailing it (postage prepaid) to the Landlord's address which is set forth in
Section 16, or to such other address or in such other manner as the Landlord from time to time specifies by written notice to the Tenant. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due, including late fees, interest and penalties, before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

         2.5. TAX ON LEASE. If federal, state or local law now or hereafter imposes any tax, assessment, levy or other charge (other than any income, inheritance or estate tax) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupancy of the Premises, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then (except if and to the extent that such tax, assessment, levy or other charge is included in the Annual Operating Costs) the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so, in which event the Landlord may, at its election, terminate this Lease by giving written notice thereof to the Tenant.

         2.6.  SECURITY DEPOSIT.

                 2.6.1. Simultaneously with the entry into this Lease by the parties hereto, the Tenant shall deposit with the Landlord the sum of Twelve Thousand Six Hundred Eighty One and 75/100 Dollars ($12,681.75), which shall be retained by the Landlord as security for the Tenant's payment of the Rent and performance of all of its other obligations under the provisions of this Lease.

                 2.6.2. On the occurrence of an Event of Default, the Landlord shall be entitled, at its sole discretion,

                          (a)  to apply any or all of such sum in payment of (i)
any Rent then due and unpaid, (ii) any expense incurred by the Landlord in curing any such Event of Default, and/or (iii) any damages incurred by the Landlord by reason of such Event of Default (including, by way of example rather than of limitation, that of reasonable attorneys' fees); and/or

                          (b)  to retain any or all of such sum to reimburse
for any or all damages suffered by the Landlord by reason of SUCH EVENT OF DEFAULT. If at any time Landlord draws upon the security deposit in accordance with this section Tenant upon demand agrees to immediately pay to Landlord an amount sufficient to return the security deposit to the amount stated above.

                 2.6.3. On the termination of this Lease, any of such sum which is not so applied or retained shall be returned to the Tenant within forty-five (45) days of the Lease termination date.

                 2.6.4. Such sum shall not bear interest while being held by the Landlord hereunder.

                 2.6.5. No Mortgagee (as that term is defined by the provisions of Section 12) or purchaser of any or all of the Property at any foreclosure proceeding brought under the provisions





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        (14)     FIVE PERCENT (5%) FOR THE FIRST TWO (2) OCCURRENCES IN
                 A YEAR, AND TEN PERCENT (10%) FOR ANY OCCURRENCES
                 THEREAFTER.


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
of any Mortgage (as that term is defined by the provisions of Section 12) shall (regardless of whether the Lease is at the time in question subordinate to the lien of any Mortgage under the provisions of Section 12 or otherwise) be liable to the Tenant or any other person for any or all of such sum (or any other or additional security deposit or other payment made by the Tenant under the provisions of this Lease), unless both (a) the Landlord has actually delivered it in cash to such Mortgagee or purchaser, as the case may be, and (b) it has been specifically identified, and accepted by the Lender or such purchaser, as the case may be, as such and for such purpose, then Landlord will have no further liability for return of the security deposit.

SECTION 3.    USE OF PREMISES.

         3.1. The Tenant shall, continuously throughout the Term occupy and use the Premises for and only for (a) general office(15)

         3.2. In its use of the Premises and the remainder of the Property, the Tenant shall not violate any applicable law, ordinance or regulation.

         3.3.   LICENSE.

                 3.3.1 The Landlord hereby grants to the Tenant a non-exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use in the course of conducting business at the Premises),

                          (a)  any and all portions of the said tract of land
on which the Building is located (excluding that portion thereof which is improved by any other building) which, by their nature, are manifestly designed and intended for common use by the occupants of the Building and of any other improvements on such tract, for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes; and

                          (b)  any and all portions of such tract of land as
from time to time are designated (by striping or otherwise) by the Landlord for such purpose, for the parking of automobiles.

                 3.3.2. Such license shall be exercised in common with the exercise thereof by the Landlord, any tenant or owner of the building or any other building located on such tract, and their respective officers, directors, agents, employees and invitees, and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Section 11.

         3.4 SIGNS. The Tenant shall have the right to erect from time to time within the Premises such signs as it desires, in accordance with applicable law, except that the Tenant shall not erect any sign within the Premises in any place where such sign is visible from the exterior of the Premises, unless the Landlord has given its express, written consent thereto.

         3.5  RELOCATION OF TENANT.





------------------------------

        (15) AND DISTRIBUTION, (b) DELIVERY AND STORAGE OF FOOD PRODUCTION EQUIPMENT AND MATERIALS, WHICH MAY INCLUDE THE STORAGE OF FLAVOR OILS, WHICH MAY BE CONSIDERED TO BE FLAMMABLE MATERIALS, BUT WHICH WILL BE STORED IN SUCH A MANNER AS TO MINIMIZE THE POTENTIAL OF ANY FIRE HAZARD FROM SUCH MATERIALS AND WILL BE STORED IN COMPLIANCE WITH ALL LAWS, ORDINANCES AND REGULATIONS PERTAINING TO THE STORAGE AND USE OF POTENTIALLY FLAMMABLE MATERIALS, (c) FOOD PRODUCT DEVELOPMENT LABORATORY, AND (d) PRODUCTION OF INTERMEDIATE INGREDIENTS TO BE USED BY CLIENTS IN THEIR FOOD PRODUCTS.

SECTION 4.  INSURANCE AND INDEMNIFICATION.

         4.1 INCREASE IN RISK.  The Tenant

                 4.1.1. shall not do or permit to be done any act or thing as a result of which either (a) any policy of insurance of any kind covering (i) any or all of the Property or (ii) any liability of the Landlord in connection therewith may become void or suspended, or (b) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater; and

                 4.1.2. shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant.

         4.2 INSURANCE TO BE MAINTAINED BY TENANT.

                 4.2.1. The Tenant shall maintain at its expense, throughout the Term, insurance against loss or liability in connection with bodily injury, death, property damage or destruction, occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, officers or invitees, visitors and guests, under one or more policies of general public liability insurance having such limits as to each as are reasonably required by the Landlord from time to time, but in any event of not less than a total of Two Million Dollars ($2,000,000.00) for bodily injury to or death of all persons or property damage or destruction in any one occurrence, and (b) Fifty Thousand Dollars ($50,000.00) Fire Legal Liability. Each such policy shall (a) name as the insured thereunder the Tenant and the Landlord (and, at the Landlord's request, any Mortgagee) as additional insureds, (b) by its terms, not be cancelable without at least thirty (30) days' prior written notice to the Landlord (and, at the Landlord's request, any such Mortgagee), and (c) be issued by any insurer of recognized responsibility licensed to issue such policy in the Commonwealth of Virginia.

                 4.2.2. (a) At least five (5) days before the Commencement Date, the Tenant shall deliver to the Landlord a certificate of each such policy, and (b) at least thirty (30) days before any such policy expires, the Tenant shall deliver to the Landlord an original or a signed duplicate copy of,
(16) a replacement policy therefor; provided, that so long as such insurance is otherwise in accordance with the provisions of this Section, the Tenant may carry any such insurance under a blanket policy covering the Premises for the risks and in the minimum amounts specified in paragraph 4.2.1, in which event the Tenant shall deliver to the Landlord two (2) insurer's certificates therefor in lieu of an original or a copy thereof, as aforesaid.

         4.3 INSURANCE TO BE MAINTAINED BY LANDLORD. The Landlord shall maintain throughout the Term all-risk insurance upon the Building, including as needed but not limited to Personal Property, Loss of Rents, Glass, Boiler and Machinery, General Liability and Umbrella Liability in at least such amounts and having at least such forms of coverage as are required from time to time





------------------------------

        (16)     OR A CERTIFICATE EVIDENCING
by the Landlord's lender, (17). The cost of the premiums for such insurance and of each endorsement thereto and of any applicable deductibles therefor shall be deemed, for purposes of the provisions of Section 2, to be a cost of operating and maintaining the Property.

         4.4 WAIVER OF SUBROGATION. If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured, on account of any loss, damage or liability (18), then such party hereby releases the other party hereto, to and only to the extent of the amount of such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party, its agents or employees; provided, that such release shall be effective only as to a loss, damage or liability occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

         4.5 LIABILITY OF PARTIES. Except if and to the extent that such party is released from liability to the other party hereto pursuant to the provision of subsection 4.4

                 4.5.1. the Landlord (a) shall be responsible for, and shall indemnify and hold harmless the Tenant against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Property, if, only if and to the extent that such injury, death or damage is proximately caused by the grossly negligent or intentionally tortious act or omission of the Landlord or its agents, officers or employees, but (b) shall not be responsible for or be obligated to indemnify or hold harmless the Tenant against or from any liability for any such injury, death or damage occurring anywhere upon the Property (including the Premises),
(i) by reason of the Tenant's occupancy or use of the Premises or any other portion of the Property, or (ii) because of fire, windstorm, act of God or other cause unless solely caused by such gross negligence or intentionally tortious act or omission of the Landlord, as aforesaid; and

                 4.5.2. subject to the operation and effect of the foregoing provisions of this subsection, the Tenant shall be responsible for, and shall defend, indemnify and hold harmless the Landlord against and from, any and all liability or claim of liability (including without limitation reasonable attorney's fees) arising out of any injury to or death of any person or damage to any property, occurring within the Premises, or, if caused by Tenant, its employees, agents or invitees, on the Property.

SECTION 5.  IMPROVEMENTS TO PREMISES.

         5.1.  BY LANDLORD.

                 5.1.1. The Landlord shall make the improvements to the Premises which are set forth in the plans and specifications attached hereto as Exhibit B.(19)





------------------------------

        (17) OR, IF LANDLORD HAS NO LENDER, IN SUCH AMOUNTS AS A BONA FIDE INSTITUTIONAL LENDER CUSTOMARILY WOULD REQUIRE (WHICH, FOR PROPERTY INSURANCE SHALL BE DEEMED TO BE THE FULL REPLACEMENT COST OF SUCH PROPERTY).

        (18) OR, IF SUCH PARTY WOULD HAVE BEEN PAID SUCH PROCEEDS HAD IT MAINTAINED A POLICY OF INSURANCE REQUIRED HEREUNDER

        (19) TENANT ACCEPTS THE PREMISES IN ITS ABSOLUTE "AS-IS" CONDITION WITH NO FURTHER IMPROVEMENTS TO BE MADE BY THE LANDLORD. ANY IMPROVEMENTS TO THE PREMISES SHALL BE AT THE EXPENSE OF THE TENANT, AND MUST FIRST BE APPROVED IN WRITING BY THE LANDLORD AND LANDLORD'S GENERAL CONTRACTOR, SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. FAILURE TO DENY CONSENT WITHIN THIRTY (30) DAYS SHALL CONSTITUTE CONSENT.

         5.2.   BY TENANT.   The Tenant shall not make any alteration, addition
or improvement to the Premises without first obtaining the Landlord's written consent thereto, (20). If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as not unreasonably to interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or other person.

         5.3.   MECHANICS' LIEN.   The Tenant shall (a) immediately after it is
filed or claimed, bond or have released any mechanics', materialman's or other lien filed or claimed against any or all of the Premises, the Property, or any other property owned or leased by the Landlord, by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors (other than labor or materials provided by the Landlord pursuant to the provisions of subsection 5.1), or otherwise arising out of the Tenant's use or occupancy of the Premises or any other portion of the Property, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

         5.4. FIXTURES. Any and all improvements, repairs, alterations and all other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Building or the Property generally) shall remain the Tenant's property.

SECTION 6.  UTILITIES AND SERVICES.

         6.1.  UTILITIES.   Landlord agrees to provide at its cost water and
electricity service connections into the Premises and telephone service connections to the Building, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges, meter installation charges, and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay its proportionate share as determined by Landlord of all charges jointly metered within the Building.





------------------------------

        (20) WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. FAILURE TO DENY CONSENT WITHIN THIRTY (30) DAYS SHALL CONSTITUTE CONSENT.

         6.2.   INTERRUPTION.   The Landlord shall have no liability to the
Tenant for any compensation or reduction of rent on account of any failure, modification or interruption of any such service which either (a) arises out of
(21), or (b) is required by applicable law (including, by way of example rather than of limitation, any federal law or regulation relating to the furnishing or consumption of energy or the temperature of buildings).

SECTION 7.  LANDLORD'S RIGHT OF ENTRY.

         The Landlord and its agents shall be entitled to enter the Premises at any reasonable time (a) to inspect the Premises, (b) to exhibit the Premises to any existing or prospective purchaser, tenant or Mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation or maintenance of the Property; provided that the Landlord shall (a) (unless doing so is impractical or unreasonable because of emergency) give the Tenant at least twenty-four (24) hours' prior notice of its intention to enter the Premises, and (b) use reasonable efforts to avoid thereby interfering more than is reasonably necessary with the Tenant's use and enjoyment thereof.

SECTION 8.  FIRE AND OTHER CASUALTIES.

         8.1. GENERAL. If the Premises are damaged by fire or other casualty during the term,

                 8.1.1. the Landlord shall, with reasonable promptness (taking into account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, but in any event within two hundred twenty (220) days after the date of such casualty), substantially restore the premises to their condition immediately before such casualty, and may temporarily enter and possess any or all of the Premises for such purpose (provided, that the Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture, or other property owned, installed or made by the Tenant), but

                 8.1.2. the times for commencement and completion of any such restoration shall be extended for the period of any delay occasioned by the Landlord in doing so arising out of .(22) If the Landlord undertakes to restore the Premises and such restoration is not accomplished within the said period of two hundred twenty (220) days plus the period of any extension thereof, as aforesaid, the Tenant may terminate this Lease by giving written notice thereof to the Landlord within thirty (30) days after the expiration of such period, as so extended; and

                 8.1.3. so long as the Tenant is deprived of the use of any or all of the Premises on account of such casualty, the Base Rent and any Additional Rent payable under the provisions of subsection 2.2 shall be abated in proportion to the number of square feet of the Premises rendered





------------------------------

        (21) (a) STRIKE, LOCK-OUT OR OTHER LABOR TROUBLES, (b) GOVERNMENTAL RESTRICTIONS OR LIMITATIONS, (c) FAILURE OR SHORTAGE OF ELECTRICAL POWER, GAS, WATER, FUEL OIL, OR OTHER UTILITY OR SERVICE, (d) RIOT, WAR, INSURRECTION OR OTHER NATIONAL OR LOCAL EMERGENCY (e) ACCIDENT, FLOOD, FIRE OR OTHER CASUALTY, (f) ADVERSE WEATHER CONDITION, (g) OTHER ACT OF GOD, (h) INABILITY TO OBTAIN A BUILDING PERMIT OR A CERTIFICATE OF OCCUPANCY, OR (i) SHORTAGE OF MATERIALS OR LABOR, OR (j) OTHER CAUSE SIMILAR OR DISSIMILAR TO ANY OF THE FOREGOING AND BEYOND THE LANDLORD'S REASONABLE CONTROL

         22      (a) STRIKE, LOCK-OUT OR OTHER LABOR TROUBLES, (b)
                 GOVERNMENTAL RESTRICTIONS OR LIMITATIONS, (c) FAILURE OR SHORTAGE OF ELECTRICAL POWER, GAS, WATER, FUEL OIL, OR
                 OTHER UTILITY OR SERVICE, (d) RIOT, WAR, INSURRECTION OR
                 OTHER NATIONAL OR LOCAL EMERGENCY (e) ACCIDENT, FLOOD, FIRE
                 OR OTHER CASUALTY, (f) ADVERSE WEATHER CONDITION, (g) OTHER ACT OF GOD, (h) INABILITY TO OBTAIN A BUILDING PERMIT OR A CERTIFICATE OF OCCUPANCY, OR (i) SHORTAGE OF MATERIALS OR LABOR, OR (j) OTHER CAUSE SIMILAR OR DISSIMILAR TO ANY OF THE FOREGOING AND BEYOND THE LANDLORD'S REASONABLE CONTROL
substantially unfit for occupancy by such casualty, unless, because of any such damage, the undamaged portion of the Premises is made materially unsuitable for use by the Tenant for the purposes set forth in the provisions of Section 3, in which event the Base Rent and any such Additional Rent shall be abated entirely during such period of deprivation.

         8.2.   SUBSTANTIAL DESTRUCTION.   Anything contained in the foregoing
provisions of this Section to the contrary notwithstanding,

                 8.2.1. if during the Term the Building is so damaged by fire or other casualty that (a) either the Premises or (whether or not the Premises are damaged) the Building is rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (b) the Building is damaged to the extent that the Landlord reasonably elects to demolish the Building, or if any Mortgagee requires (23) that any or all of such insurance proceeds be used to retire any or all of the debt secured by its Mortgage, then in any such case the Landlord may elect to terminate this Lease, as of the date of such casualty by giving written notice thereof to the Tenant within thirty (30) days as of the date of such casualty; and

                 8.2.2. in such event, (a) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such termination, (b) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such termination, and
(c) the Landlord may enter upon and repossess the Premises without further notice.

         8.3. TENANT'S NEGLIGENCE. Anything contained in any provision of this Lease to the contrary notwithstanding, if any such damage to the Premises, the Building or both are caused by or result from the negligent or intentionally tortious act or omission of the Tenant, those claiming under the Tenant or any of their respective officers, employees, agents or invitees,

                 8.3.1. the Rent shall not be suspended or apportioned as aforesaid, and

                 8.3.2. except if and to the extent that the Tenant is released from liability therefor pursuant to the provisions of subsection 4.4, the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of (a) any repairs and restoration made or to be made as a result of such damage, or (b) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage.

SECTION 9.  CONDEMNATION.

         9.1 RIGHT TO AWARD.

                 9.1.1. If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by the Tenant under this Lease.

                 9.1.2. The Tenant hereby (a) assigns to the Landlord all of the Tenant's right, title and interest, if any, in and to any such award; (b) waives any right which it may otherwise have in connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (i) the value of the then-unexpired portion of the Term, (ii) leasehold damages, and (iii) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (c) agrees to execute any and all further documents which may be required to facilitate the Landlord's collection of any and all such awards.

                 9.1.3. Subject to the operation and effect of the foregoing provisions of this Section, the Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs





------------------------------

        (23) IN ACCORDANCE WITH THE TERMS OF ITS LOAN DOCUMENTS incurred by the Tenant as a result of such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation and Tenants right of recovery is limited to moving expenses and the cost of trade fixtures.

         9.2.  EFFECT OF CONDEMNATION.

                 9.2.1. If (a) all of the Premises are covered by a Condemnation, or (b) any part of the Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, (24) or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of so much of the Premises, the Building or the rest of the Property, as the case may be, as is covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including, by way of example rather than of limitation, any Additional Rent payable under the provision of subsection 2.2), taxes and other charges payable hereunder shall be apportioned and paid to such date.

                 9.2.2. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provision of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

         9.3. If there is a Condemnation, the Landlord shall have no liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or
(c) other injury or damage sustained by the Tenant as a result of such Condemnation.

         9.4. Except for any separate proceeding brought by the Tenant under the provisions of paragraph 9.1.3., the Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right which it otherwise has to participate therein.

SECTION 10.  ASSIGNMENT AND SUBLETTING.

         10.1. The Tenant hereby acknowledges that the Landlord has entered into this Lease because of the Tenant's financial strength, goodwill, ability and expertise and that, accordingly, this Lease is one which is personal to the Tenant, and agrees for itself and its successors and assigns in interest hereunder that it will not (a) assign any of its rights under this Lease, or
(b) make or permit any total or partial sale, lease, sublease, assignment, conveyance, license, mortgage, pledge, encumbrance, or a transfer of a controlling interest in Tenant (25), or other transfer of any or all of the Premises or the occupancy or use thereof (each of which is hereinafter referred to as a "Transfer"), without first obtaining the Landlord's written consent thereto (which consent (26) and, if given, shall not constitute a consent to any subsequent such Transfer, whether by the person hereinabove named as the "Tenant" or by any such transferee). (27) The Landlord shall be entitled, at its sole discretion, to condition any such consent upon the entry by such





------------------------------

        (24)     AS DETERMINED BY TENANT

        (25)     OTHER THAN THE DAILY SALE OF ITS COMMON STOCK

        (26)     SHALL NOT UNREASONABLY BE WITHHELD OR DELAYED

        (27) FAILURE TO DENY CONSENT WITHIN FORTY-FIVE (45) DAYS OF A REQUEST THEREFOR SHALL BE DEEMED TO CONSTITUTE CONSENT.

person into an agreement with (and in form and substance (28) satisfactory to) the Landlord, by which it assumes all of the Tenant's obligations hereunder. Any person to whom any Transfer is attempted without such consent shall have no claim, right or remedy whatsoever hereunder against the Landlord, and the Landlord shall have no duty to recognize any person claiming under or through the same. No such action taken with or without the Landlord's consent shall in any way relieve or release the Tenant from liability for the timely performance of all of the Tenant's obligations hereunder. The Tenant hereby acknowledges that any merger, consolidation or other restructuring of ownership interests in Tenant constitutes a Transfer hereunder. As additional rent, Tenant shall reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. In the event that any assignee or subtenant pays to Tenant any amounts in excess of the Annual Rent and Additional Rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay
(29) said excess to Landlord as and when received by Tenant.

         10.2. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding, neither the Tenant nor any other person having an interest in the possession, use or occupancy of the Premises or any other portion of the Property shall enter into any lease, sublease, license, concession or other agreement for the possession, use or occupancy of space in the Premises or any other portion of the Property which provides for any rental or other payment for such use, occupancy or utilization based in whole or in part upon the net income or profits derived by any person from the space in the Premises or other portion of the Property so leased, used or occupied (other than any amount based on a fixed percentages of receipts or sales).

         10.3. In the event of any Transfer with or without Landlord's consent, Landlord may, at its sole option, have the right at (30) such Transfer to terminate this Lease as to all or any portion of the Premises and enter into a direct lease agreement with the proposed sublessee. Neither Tenant nor any party claiming an interest under or through Tenant shall interfere with Landlord's exercise of its rights hereunder. Tenant hereby indemnifies and holds Landlord harmless from and against any and all liabilities, costs, losses or damages, including reasonable attorneys fees and court costs, arising from any breach of the provisions of this section by Tenant.

SECTION 11.  RULES AND REGULATIONS.

         The Landlord shall have the right to prescribe, at its sole discretion, reasonable rules and regulations (hereinafter referred to as the "Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property; provided, that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises, in accordance with the provisions of this Lease, for the purposes enumerated in the provisions of
Section 3. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C.

SECTION 12.  SUBORDINATION; ATTORNMENT AND NON-DISTURBANCE.

         12.1. SUBORDINATION. This Lease shall be subject and subordinate to the lien, operation and effect of each mortgage, deed of trust, ground lease and/or other, similar instrument of encumbrance heretofore or hereafter covering any or all of the Premises or the remainder of the Property (and each





------------------------------

        (28)     REASONABLY

        (29)     ONE-HALF (1/2) OF

        (30)     THE TIME OF
renewal, modification, consolidation, replacement or extension thereof), (each of which is herein referred to as a "Mortgage"), all automatically and without the necessity of any action by either party hereto.

         12.2. ATTORNMENT AND NON-DISTURBANCE. The Tenant shall, promptly at the request of the Landlord or the holder of any Mortgage (herein referred to as a "Mortgagee"), execute, enseal, acknowledge and deliver such further instrument or instruments

                 12.2.1. evidencing such subordination as the Landlord or such Mortgagee deems necessary or desirable, and

                 12.2.2. (at such Mortgagee's request) attorning to such Mortgagee. (31)Landlord will use to obtain an agreement from the Mortgagee (in such Mortgagee's usual form) that such Mortgagee will, in the event of a foreclosure of any such mortgage or deed of trust (or termination of any such ground lease) take no action to interfere with the Tenant's rights hereunder, except on the occurrence of an Event of Default.

         12.3. Anything contained in the provisions of this Section to the contrary notwithstanding, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the Land Records of the said County, and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage.

SECTION 13.  DEFAULT.

         13.1. DEFINITION: As used in the provisions of this Lease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default":

                 13.1.1. If the Tenant fails to (a) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder and without demand therefor, or (b) perform any of its other obligations under the provisions of this Lease; or

                 13.1.2. if the Tenant (a) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (c) makes an assignment for the benefit of its creditors, (d) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (e) performs any other act of bankruptcy, or
(f) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

                 13.1.3. if (a) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (b) there otherwise commences as to the Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law, and if such order, judgment, decree or proceeding continues unstayed for more than sixty (60) consecutive days;

                 13.1.4. if the Tenant fails to occupy and assume possession of the Premises within fifteen (15) days after the Commencement Date;

                 13.1.5. if the Tenant generally fails to pay its debts as they become due; or





------------------------------

        (31)     AS A CONDITION TO THE EFFECTIVENESS OF THIS LEASE,

                 13.1.6. if the Tenant vacates or abandons the Premises, whether or not Rent or other sums are due and unpaid hereunder.

         13.2. NOTICE TO TENANT; GRACE PERIOD. Anything contained in the provisions of this Section to the contrary notwithstanding, on the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until

                 13.2.1. the Landlord has given written notice thereof to the Tenant, (32) and

                 13.2.2. the Tenant has failed, (a) if such Event of Default consists of a failure to pay money, within five (5) days of the due date, or
(b) if such Event of Default consists of something other than a failure to pay money, within thirty (30) days thereafter actively, diligently and in good faith to begin to cure such Event of Default and to continue thereafter to do so until it is fully cured; provided, that

                 13.2.3. no such notice shall be required, and the Tenant shall be entitled to no such grace period, (a) in an emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of paragraph 13.3.5; or (b) more than twice during any twelve (12) month period, or (c) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises for the purpose set forth in the provisions of Section 3, or (d) in the case of any Event of Default enumerated in the provisions of paragraphs 13.1.2, 13.1.3, 13.1.4 and 13.1.6.

         13.3. LANDLORD'S RIGHTS ON EVENT OF DEFAULT. On the occurrence of any Event of Default, the Landlord may (subject to the operation and effect of the provisions of subsection 13.2) take any or all of the following actions:

                 13.3.1. re-enter and repossess the Premises and any and all improvements thereon and additions thereto;

                 13.3.2. declare the entire balance of the Rent for the remainder of the Term to be due and payable, and collect such balance in any manner not inconsistent with applicable law;

                 13.3.3.  terminate this Lease;

                 13.3.4. relet any or all of the Premises for the Tenant's account for any or all of the remainder of the Term as hereinabove defined, or for a period exceeding such remainder, in which event the Tenant shall pay to the Landlord, at the times and in the manner specified by the provisions of
Section 2, the Base Rent and any Additional Rent accruing during such remainder, less any monies received by the Landlord, with respect to such remainder, from such reletting, as well as the cost to the Landlord of any attorneys' fees or of any repairs or other action (including those taken in exercising the Landlord's rights under any provision of this Lease) taken by the Landlord on account of such Event of Default;

                 13.3.5. cure such Event of Default in any other manner (after giving the Tenant written notice of the Landlord's intention to do so except as provided in paragraph 13.2.3), in which event the Tenant shall reimburse the Landlord for all expenses incurred by the Landlord in doing so, plus interest thereon at the lesser of the rate of (33) per annum or the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be Additional Rent and shall be payable by the Tenant immediately on demand therefor by the Landlord; and/or





------------------------------

       (32)     UNLESS WRITTEN NOTICE IS NOT REQUIRED PURSUANT TO SECTION 13.2.3
       (33)     THE PRIME RATE PLUS TWO PERCENT (2%)

                 13.3.6. pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

         13.4. NO WAIVER. No action taken by the Landlord under the provisions of this Section shall operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default.

         13.5. DEFAULT BY LANDLORD. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action 34 for actual direct damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions, and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Property, however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

SECTION 14.  ESTOPPEL CERTIFICATE.

         The Tenant shall from time to time, within (35) days after being requested to do so by the Landlord or any Mortgagee, execute, enseal, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises, the Property, any interest therein or any of the Landlord's rights under this Lease) an instrument in recordable form,

         14.1. certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the Tenant has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Landlord or such other addressee; and

         14.2. acknowledging and agreeing that any statement contained in such certificate may be relied upon by the Landlord and any such other addressee.

         14.3. In the event that Tenant fails to deliver in a timely manner the estoppel certificate described in Section 14, Landlord may complete such a certificate on behalf of Tenant, which certificate shall be binding against Tenant as if Tenant itself signed such certificate. For such purpose, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact (which appointment shall be deemed coupled with an interest) for and in its name to prepare and sign on Tenant's behalf such an estoppel certificate, Tenant hereby ratifying and confirming all the said attorney shall lawfully do or choose to do or be done by virtue hereof, it being understood and agreed





------------------------------

        (34)      TO COMPEL PERFORMANCE BY LANDLORD OF ANY UNPERFORMED
                  OBLIGATION AND

        (35)      TEN (10)
that the aforesaid provisions impose no burden or obligation on the Landlord to do or perform any act whatsoever. After said estoppel certificate has been prepared by Landlord, Landlord shall provide Tenant a copy thereof. Unless Tenant modifies such certificate as may be appropriate to make the certificate fully accurate, and signs and returns to Landlord the certificate within (36) days after receipt from Landlord, Landlord shall be entitled and authorized to sign such estoppel certificate and deliver to any Mortgagee or other person such estoppel certificate in the name and on behalf of Tenant.

SECTION 15.   QUIET ENJOYMENT.

         The Landlord hereby covenants that the Tenant, on paying the Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy, throughout the Term, (a) the Premises, and (b) such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

SECTION 16.   NOTICES.

         Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be (a) given in writing, and (b) deemed to have been given (i) (37)after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, (38) upon its hand delivery to such party, addressed as follows:

         IF TO LANDLORD:          Shaw Road Business Park, L.L.C.
                                  c/o Cambridge Asset Advisors Limited
                                    Partnership
                                  560 Herndon Parkway
                                  Suite 210
                                  Herndon, VA 20170

         IF TO TENANT:            Fuisz Technologies, Ltd.
                                  14555 AVION-LAKESIDE
                                  CHANTILLY, VA 20151
                                  ATTENTION: DIRECTOR OF FACILITIES

         Each party may change its notice address by giving written notice of such change to the other party in accordance with the terms of this Section 16.

SECTION 17.   LANDLORD'S LIEN.





------------------------------

        (36)     FIVE (5)

        (37)     UPON RECEIPT OR REFUSAL OF DELIVERY

        (38)     OR (II)

SECTION 18.   GENERAL.

         18.1. EFFECTIVENESS. This Lease shall become effective upon and only upon its execution by each party hereto.

         18.2. COMPLETE UNDERSTANDING. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

         18.3. AMENDMENT. This Lease may be amended by and only by an instrument executed and delivered by each party hereto.

         18.4. APPLICABLE LAW. This Lease shall be given effect and construed by application of the laws of the Commonwealth of Virginia, and any action or proceeding arising hereunder shall be brought in the Circuit Court for the County of Loudoun of the Commonwealth of Virginia provided, that if such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Eastern District of the Commonwealth of Virginia.

         18.5. WAIVER. The Landlord shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of its future exercise). No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

         18.6.  TIME OF ESSENCE.  Time shall be of the essence of this Lease.

         18.7. HEADINGS. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

         18.8.  CONSTRUCTION.  As used herein,

                 18.8.1. the term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

                 18.8.2. all references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Lease.

         18.9. EXHIBITS. Each writing referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.





------------------------------

        (39) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, LANDLORD AGREES TO DELETE SECTION 17, BUT EXPRESSLY
                 RESERVES ANY STATUTORY LIENS FOR THE RENT IN LANDLORD'S FAVOR AS WELL AS ALL RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE.

         18.10. SEVERABILITY. No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

         18.11.  DEFINITION OF THE "LANDLORD".

                 18.11.1. As used herein, the term the "Landlord" means the person hereinabove named as such, and its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this lease as the Landlord).

                 18.11.2. No person holding the Landlord's interest hereunder (whether or not such person is named as the "Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person holds such interest.

                 18.11.3. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease.

         18.12. DEFINITION OF THE "TENANT". As used herein, the term the "Tenant" means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations, liabilities, rights and privileges as it would have possessed had it originally executed this Lease as the Tenant; provided, that no such right or privilege shall inure to the benefit of any assignee of the Tenant, immediate or remote, unless the assignment to such assignee is made in accordance with the provisions of Section 10. Whenever two or more persons constitute the Tenant, all such persons shall be jointly and severally liable for performing the Tenant's obligations hereunder.

         18.13. COMMISSIONS. Each party hereto hereby represents and warrants to the other that, in connection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, other than Cambridge Property Group Limited Partnership (40) and there is no other commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation.

         18.14. RECORDATION. This Lease may not be recorded among the Land Records of the said County or among any other public records, without the Landlord's prior express, written consent thereto, and any attempt by the Tenant to do so without having obtained the Landlord's consent thereto shall constitute an Event of Default hereunder. If this Lease is recorded by either party hereto, such party shall bear the full expense of any transfer, documentary stamp or other tax, and any recording fee, assessed in connection with such recordation; provided, that if under applicable law the recordation of this Lease hereafter becomes necessary in order for this Lease to be or remain effective, the Tenant shall bear the full expense of any and all such taxes and fees incurred in connection therewith.

         18.15. APPROVAL BY MORTGAGEES. Anything contained in the provisions of this Lease to the contrary notwithstanding, the Landlord shall be entitled at any time hereafter but before the Landlord delivers possession of the Premises to the Tenant hereunder, to terminate this Lease by giving written notice thereof to the Tenant, if any Mortgagee fails to approve this Lease for purposes of the provisions of its Mortgage, and in the manner set forth therein.

         18.16 WAIVER OF TRIAL BY JURY. The Tenant hereby waives trial by jury in any action or proceeding to which the Tenant and the Landlord may be parties, arising out of or in any way pertaining to (a) this Lease, or (b) the Property. It is agreed and understood that this waiver





------------------------------

        (40) WHOSE FEES AND COMMISSIONS SHALL BE PAID BY THE LANDLORD constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Lease.

         This waiver is knowingly, willingly and voluntarily made by the Tenant, and the Tenant hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Tenant further represents that it has been represented in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

         18.17. FINANCIAL INFORMATION. At Landlord's request, Tenant shall deliver certified copies of Tenant's most recent and historical financial statements. Such statements shall include Balance Sheets, Income and Expense Statements as well as any other supporting documents required by Landlord or any person or institution providing financing to the Property or relating to the Property.

         18.18. AUTHORITY. The person executing and delivering this Lease on behalf of Landlord represents and warrants that he has full power, authority and right to do so pursuant to the ownership and of Landlord. The person executing and delivering this Lease on behalf of Tenant represents and warrants that he has full power, authority and right to do so on behalf of Tenant.

         By signing below, the undersigned individuals represent and warrant that they have all requisite authority to sign this Lease Agreement and to bind the entity on behalf of which they sign this Lease.

         IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.


WITNESS:                          LANDLORD:  Shaw Road Business Park, L.L.C.


[SIG]                             By:    [SIG]  Agent
--------------------------           ------------------------------------

                                  Date:  2-6-98
                                       ----------------------------------


WITNESS:                          TENANT:  Fuisz Technologies Properties, Inc.



[SIG]                             By:    [SIG]
--------------------------           ------------------------------------

                                  Title: VP of Manufacturing Operations
                                        ---------------------------------

                                  Date:  12/23/97
                                       ----------------------------------



                  Fuisz Technologies Ltd.          Fuisz Technologies Ltd
                  ----------------------           ----------------------
                    [INITIAL] 12/23/97              [INITIALS] 12/23/97
                  ----------------------           ----------------------
                  Finance Dept. Approval           Legal Dept. Approval

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      and

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                   EXHIBIT A

                                    PREMISES


         The Premises consists of approximately 16,909 rentable square feet in Shaw Road Business Park, a 152,363 square foot, office/warehouse project located at 22960 Shaw Road, Suite B123, Sterling, Loudoun County, Virginia 20166; to be located in the approximate location shown on the plan attached hereto as Exhibit A-1.

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      AND

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                  EXHIBIT A-1

                                   SITE PLAN


                                    [MAP]

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      and

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                   EXHIBIT B

                            TENANT IMPROVEMENTS (41)


A.       DEMISING PARTITIONS

         1.      Sound insulated separation between tenants as required.

         2. Walls to be drywall (to conform with local code) painted with latex flat paint and 2 1/2" vinyl cove base (office areas only).

         3. Walls to be built to underside of roof deck or ceiling as required by code.

B.       INTERIOR OFFICE PARTITIONS

         1. Walls to be 1/2" drywall painted with latex flat paint and 2 1/2" vinyl cove base.

         2.      Walls to be built to underside of finished ceiling.

C.       DOORS, HARDWARE AND FRAMES

         1. Doors will be 3'0" x 7'0" hollow core finished with latex semi-gloss paint.

         2. Finished hardware will include 1 1/2 pair of butts per door, passage set on all doors.

         3. Door frames to be punched for silencers, furnished with finish hardware and painted with latex semi-gloss paint.

D.       PERIMETER WALLS

         1. Walls to be 1/2" drywall painted with latex flat paint and 2 1/2" vinyl cove base insulated as per construction drawings.

E.       VINYL TILE FLOORS

         1. Vinyl tile floors to be 12" x 12" x 1/8" Armstrong Excellon or equal.

F.       CARPET

         1.      Carpet will be 26 oz. level loop carpet.


G.       ACOUSTICAL CEILINGS





------------------------------

        (41) TENANT ACCEPTS THE PREMISES IN ITS ABSOLUTE "AS-IS" CONDITION. EXHIBIT B IS INCLUDED ONLY TO SPECIFY THE QUALITY OF ITEMS TO BE USED IN ANY FUTURE IMPROVEMENTS OF THE PREMISES.

         1. Ceilings to be 2' x 4' white lay in 5/8" mineral fiberboard tiles with exposed suspended white grid system.

EXHIBIT B - TENANT IMPROVEMENTS
PAGE TWO (2)


H.       BLINDS

         1.      Blinds to be 1" Levelor Series or equal (by tenant).

I.       PLUMBING

         1. Each tenant area shall be serviced by a toilet room(s) equipped to conform to all local handicapped requirements and all miscellaneous accessories.

         2.      Plumbing fixtures shall be as follows:

                 a. Water Closet - Porcelain elongated bowl/tank type/white in color.

                 b.       Lavatory.

                 c. Hot Water Heater - "Rheem" or equal, glass lined unit 6-20 gallon capacity as required.

J.       MECHANICAL

         1.      Office Areas - Electric/Gas roof top unit HVAC system.

                 a. Cooling - Outside temperature 95 degrees dry bulb. Interior temperature 78 degrees dry bulb with approximately 50% R.H.

                 b. Heating - Outside temperature 0 degree/interior temperature 65 degrees.

         2.      Warehouse Areas - Unit heaters.

                 a. Heating - Outside temperature 0 degree/interior temperature 50 degrees.

         3.      All sheet metal to conform to S.M.A.C.N.A. standards.

         4. Supply Air Ducts to be insulated with 1/2" foil-faced fiberglass blankets if required.

K.       ELECTRICAL

         1.      Electrical service shall be 100 AMP - standard.

         2. Office light fixtures to be 2' x 4' four tube fluorescent lay-in, in sufficient quantity to maintain 70 foot candles at desk height (one per 85 square feet typical).

         3. Warehouse light fixtures to be 8' two tube fluorescent surface mount in sufficient quantity to maintain 25 foot candles.

         4. One duplex electrical outlet per 150 square feet (office area).

         5.      One electrical switch per 250 square feet (office area).

         6. All areas will receive emergency lighting systems as required by local codes.

         7.      Each toilet room to receive one (1) exhaust fan.

L.       SPRINKLER

         1. Sprinkler heads will be dropped into each office area as required by local codes.

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      and

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                  EXHIBIT B-1

                                   SPACE PLAN


                             Intentionally Omitted.

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      and

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                   EXHIBIT C

                         CURRENT RULES AND REGULATIONS


1. The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed by the Tenant and used by the Tenant for any purposes other than ingress and egress from and to the Tenant's offices. The Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the Building or of any tenant of the Property.

2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant, or left by the Tenant in the lobbies, passages, elevators or stairways of the Building.

3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the Landlord. If the Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, the Tenant shall not remove it without first obtaining the Landlord's written consent thereto.

4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances shall be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall/will not erect any stand, booth or showcase or other article or matter in or upon the Premises and/or the Building without first obtaining the Landlord's written consent thereto.

5. The Tenant shall not place any additional lock or security devices upon any door within the Premises or elsewhere upon the Property without Landlord's consent, and shall surrender all keys for all such locks at the end of the Term. The Landlord shall provide the Tenant with one set of keys to the Premises when the Tenant assumes possession thereof. (42)

6. The delivery of towels, ice, water, food, beverages, newspaper and other supplies, equipment and furniture will be permitted only under the Landlord's direction and control.

7. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. The Tenant shall not keep anywhere within





------------------------------

  (42)     TENANT SHALL CONTINUE TO USE THE EXISTING SECURITY SYSTEM IN THE
           PREMISES.

EXHIBIT C - CURRENT RULES AND REGULATIONS
PAGE TWO (2)

         the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises.

8. The Tenant shall keep the Premises in a good state of preservation and cleanliness while in possession of the Premises.

9. If the Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, the Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the Premises, (b) to require the changing of wiring connections or layout at the Tenant's expense, (43) (c) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of the tenant or other concern, if any, operating or using it.

10. No furniture, package, equipment, supplies or merchandise may be received in the Building, or carried up or down in the elevators or stairways, except during such hours as are designated for such purpose by the Landlord, and only after Tenant gives notice thereof to the Landlord. The Landlord shall have the exclusive right to prescribe the method and manner in which any of the same is brought into or taken out of the Building, and the right to exclude from the Building any heavy furniture, safe or other article which may create a hazard and to require it to be located at a designated place in the Premises. The Tenant shall not place any weight anywhere beyond the safe carrying capacity of the Building. The cost of repairing any damage to the Building or any other part of the Property caused by taking any of the same in or out of the Premises, or any damage caused while it is in the Premises or the rest of the Building, shall be borne by the Tenant.

11. Without the Landlord's prior written consent, (a) nothing shall be fastened to (and no hole shall be drilled, or nail or screw driven into) any wall or partition, (b) no wall, or partition shall be painted, papered or otherwise covered or moved in any way or marked or broken, (c) no connection shall be made to any electrical wire for running any fan, motor or other apparatus, device or equipment, (d) no machinery of any kind other than customary small business machinery shall be allowed in the Premises, (e) no switchboard or telephone wiring or equipment shall be placed anywhere other than where designated by the Landlord, and (f) no mechanic shall be allowed to work in or about the Building other than one employed by the Landlord, unless approved in writing by Landlord.

12. The Tenant shall have access to the Premises at all reasonable times. The Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, the Landlord shall have the right to bar or limit access to the Building to protect the safety of occupants of the Property, or any property within the Property.





------------------------------

        (43)     REQUIRED TO COMPLY WITH APPLICABLE BUILDING CODES

EXHIBIT C - CURRENT RULES AND REGULATIONS
PAGE THREE (3)



13. The Landlord shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon the Tenant's having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

14. The use of any room within the Building as sleeping quarters is strictly prohibited at all times.

15. The Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service), closed while the heating or air conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such systems. The Tenant shall comply with all reasonable Rules and Regulations from time to time promulgated by the Landlord with respect to such systems or their use.

16. Nothing in these Rules and Regulations shall give any Tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant or person.

                               AGREEMENT OF LEASE
                                 by and between

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      and

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                   EXHIBIT D

                                   BASE RENT



-------------------------------------------------------------------------------------------------
       LEASE              SQUARE             RENTAL                ANNUAL               MONTHLY
       YEAR               FOOTAGE            RATE                 BASE RENT            BASE RENT
-------------------------------------------------------------------------------------------------
  01/01/99-12/31/99       16,909            $ 9.00                $152,181.00          $12,681.75
-------------------------------------------------------------------------------------------------
  01/01/00-12/31/00       16,909            $ 9.36                $158,168.24          $13,189.02
-------------------------------------------------------------------------------------------------
  01/01/01-12/31/01       16,909            $ 9.73                $164,598.97          $13.716.58
-------------------------------------------------------------------------------------------------
  01/01/02-12/31/02       16,909            $10.12                $171,182.93          $14,265.24
-------------------------------------------------------------------------------------------------

                               AGREEMENT OF LEASE
                                 BY AND BETWEEN

                        SHAW ROAD BUSINESS PARK, L.L.C.

                                      AND

                      FUISZ TECHNOLOGIES PROPERTIES, INC.

                                   EXHIBIT E



1. Notwithstanding anything contained herein to the contrary, in the event the lease between Global Mail, Ltd., (the Sublessor to the Tenant) and Landlord is terminated, this Lease will commence this Lease the day after such termination (hereinafter called the "Adjusted Commencement Date"). In such event, all terms and conditions of this Lease shall begin as of the Adjusted Commencement Date, except that the Base
         Rental Rate shall escalate accordingly on each anniversary of the Adjusted Commencement Date.